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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                                January 25, 2001
                        (Date of earliest event reported)


                        COMMISSION FILE NUMBER 34-0-22164



                            RFS HOTEL INVESTORS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




               TENNESSEE                                    62-1534743
     (State or other Jurisdiction of                     (I.R.S. employer
     Incorporation or Organization)                    identification no.)
  850 Ridge Lake Boulevard, Suite 220,                    (901) 767-7005
            Memphis, TN 38120                     (Registrant's Telephone Number
(Address of Principal Executive Offices)               Including Area Code)
               (Zip Code)



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ITEM 5.  OTHER EVENTS

On January 25, 2001, RFS Hotel Investors, Inc. issued a press release announcing that its operating results for the fourth quarter and the year ended December 31, 2000 substantially exceeded analyst's expectations. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

On January 25, 2001, RFS Hotel Investors, Inc. announced the characterization of 2000 dividends on its common shares for income tax reporting purposes. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 (c)   Exhibits

99.1   Press Release Announcing Record Quarterly and Year-End Operating Results.

99.2   Press Release Announcing 2000 Dividend Allocation.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                          RFS HOTEL INVESTORS, INC.
Dated as of January 26, 2001
                                          By:   Kevin M. Luebbers

                                          --------------------------------------

                                          Its:  Executive Vice President & Chief
                                                Financial Officer